UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    12/3/03
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

           WASHINGTON                1-6563               91-0742146
        (State or other         (Commission             (IRS Employer
        jurisdiction of         File Number)       Identification No.)
        incorporation)

                     Safeco Plaza, Seattle, Washington 98185
               (Address of principal executive offices) (Zip Code)

                                 (206) 545-5000
                        (Registrant's telephone number,
                              including area code)

Item 9.  Regulation FD Disclosure

The following news release was furnished today by Safeco Corporation.


Safeco Contact: Investor Relations
Neal Fuller, 206/545-5537

Safeco Contact: Media Relations
Paul Hollie, 206/545-3048


                 Tom Hutton Elected to Safeco Board of Directors


SEATTLE - (Dec. 3, 2003) - Safeco's (NASDAQ: SAFC) board of directors has elected Tom Hutton as director effective Jan. 1, 2004.

Hutton, 48, is the former president and CEO of Risk Management Solutions (RMS), a leading provider of licensed software, data and consulting services to insurers, reinsurers and financial institutions for underwriting and managing complex risks. In his 10 years at RMS, Hutton was recognized as an innovator and spokesperson for the application of information technology to risk management.

"Tom brings a fresh perspective from outside the Northwest and a strong technology background that will be a great complement to the expertise we already have on the board," said Judy Runstad, who chairs the Nominating/Governance Committee of Safeco's board of directors.

Based in the San Francisco Bay area, Hutton is managing partner at Thompson Hutton, LLC, where he provides management and transaction services to private equity investors focusing on the insurance and financial services sector. Thompson Hutton, LLC also represents the West Coast investment interests of a group of New York-based private equity firms. Hutton, who is originally from Seattle and maintains ongoing business contacts in the area, graduated from Harvard Business School and Stanford University. He currently serves as chairman of Claim IQ, Finaplex, and Boats/Yachtworld.com. He also is an active board member and Audit Committee chairman of Montpelier Re, a reinsurance company.

"Tom's insurance industry and technical experience will be especially valuable as we continue to build a differentiating sales and service platform for our auto, home and small-commercial insurance products," said Mike McGavick, Safeco chairman and CEO. "We're delighted to welcome him to the board."

Safeco, in business since 1923, is a Fortune 500 company based in Seattle that sells insurance and investment products through independent agents, brokers and financial advisors nationwide. More information about Safeco can be found at www.safeco.com.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SAFECO CORPORATION
                                        -------------------------------
                                        Registrant
Dated: December 3, 2003
                                        /s/Maurice Hebert
                                        -------------------------------
                                        Maurice Hebert
                                        Vice President and Controller